Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
29. Subsequent events
Dividends
On February 7, 2024, the Board of Directors of Copa Holdings approved a 2024 dividend of $1.61 cents per share per quarter, corresponding to 40% of the adjusted consolidated net income of 2023. Proposed dividends are subject to board ratification each quarter, and are not recognized as a liability as at December 31, 2023.
Stock Grants
During the first quarter of 2024, the Compensation Committee of the Company’s Board of Directors approved 3 awards. Awards under these plans will grant approximately 50,176 shares of non-vested stock, which will vest over a period of three years. The Company estimates the fair value of these awards to be approximately $5.0 million and the 2024 compensation cost for these plans will be $2.3 million.
737 MAX fleet
During the month of January of 2024 the Company suspended operations of twenty-one 737 MAX9 aircraft, following the Airworthiness Directive issued by the United States Federal Aviation Administration (FAA) on January 6. From January 6 to January 29, a total of 1,788 flights were cancelled. After undergoing the technical inspections required by the regulators, all of these aircraft returned to Copa Airlines’ flight schedule.
The Company is in the process of reaching an agreement with Boeing regarding compensation related to the grounding of the Boeing 737 MAX. In accordance with applicable accounting principles, the Company expect to booked any compensation received from Boeing as a reduction of the cost basis of the aircraft. The agreement is expected to be signed during the second quarter of 2024.